SUBSCRIPTION AGREEMENT


THIS AGREEMENT by and between Timothy G. Dalton, Jr. ("Subscriber"), a citizen and resident of the State of Colorado, and the DGHM Investment Trust ("Trust"), a statutory trust organized and existing under and by virtue of the laws of the State of Delaware.

In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Trust agrees to sell to Subscriber and Subscriber hereby subscribes to purchase 10,000 shares ("Shares") of beneficial interest of the DGHM All-Cap Value Fund, a series of the Trust, with a par value of $0.001 per Share, at a price of ten dollars ($10.00) per each Share.

         2. Subscriber agrees to pay $100,000 for all such Shares at the time of their issuance, which shall occur upon call of the President of the Trust, at any time on or before the effective date of the Trust's Registration Statement filed by the Trust on Form N-1A with the Securities and Exchange Commission ("Registration Statement").

         3. Subscriber acknowledges that the Shares to be purchased hereunder have not been registered under the federal securities laws and that, therefore, the Trust is relying on certain exemptions from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. Subscriber also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under the federal securities laws, and that Subscriber may be required to bear the economic risk of any investment in the Shares for an indefinite period of time.

         4. Subscriber represents and warrant that (i) he is acquiring the Shares solely for his own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that he has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof at any time in the near future and (ii) he is knowledgeable and experienced with respect to the financial, tax, and business ownership of the Shares and is capable of evaluating the risks and merits of purchasing the Shares and can bear the economic risk of an investment in the Shares for an indefinite period of time and can suffer the complete loss thereof.

         5. Subscriber agrees that he will not sell or dispose of the Shares or any part thereof, except to the Trust itself, unless the Registration Statement with respect to such Shares is then in effect under the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 8th day of May, 2007.



SUBSCRIBER                                 DGHM INVESTMENT TRUST


    /s/ Timothy G. Dalton, Jr.                 /s/ Jeffrey C. Baker
By:_________________________________       By:__________________________________
    Timothy G. Dalton, Jr.                     Jeffrey C. Baker
                                               President

                             SUBSCRIPTION AGREEMENT

THIS AGREEMENT by and between Kenneth J. Greiner ("Subscriber"), a citizen and resident of the State of New York, and the DGHM Investment Trust ("Trust"), a statutory trust organized and existing under and by virtue of the laws of the State of Delaware.

In consideration of the mutual promises set forth herein, the parties agree as follows:

   1. The Trust agrees to sell to Subscriber and Subscriber hereby subscribes to purchase 10,000 shares ("Shares") of beneficial interest of the DGHM All-Cap Value Fund, a series of the Trust, with a par value of $0.001 per Share, at a price of ten dollars ($10.00) per each Share.

   2. Subscriber agrees to pay $100,000 for all such Shares at the time of their issuance, which shall occur upon call of the President of the Trust, at any time on or before the effective date of the Trust's Registration Statement filed by the Trust on Form N-1A with the Securities and Exchange Commission ("Registration Statement").

   3. Subscriber acknowledges that the Shares to be purchased hereunder have not been registered under the federal securities laws and that, therefore, the Trust is relying on certain exemptions from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. Subscriber also understand that any resale of the Shares, or any part thereof, may be subject to restrictions under the federal securities laws, and that Subscriber may be required to bear the economic risk of any investment in the Shares for an indefinite period of time.

   4. Subscriber represents and warrant that (i) he is acquiring the Shares solely for his own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that he has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof at any time in the near future and (ii) he is knowledgeable and experienced with respect to the financial, tax, and business ownership of the Shares and is capable of evaluating the risks and merits of purchasing the Shares and can bear the economic risk of an investment in the Shares for an indefinite period of time and can suffer the complete loss thereof.

   5. Subscriber agrees that he will not sell or dispose of the Shares or any part thereof, except to the Trust itself, unless the Registration Statement with respect to such Shares is then in effect under the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 4th day of October, 2006.


Subscriber                                   DGHM Investment Trust


By:      /s/ Kenneth J. Greiner              By: /s/ Jeffrey C. Baker
         __________________________          _______________________________
         Kenneth J. Greiner                  Jeffrey C. Baker
                                             President

                             SUBSCRIPTION AGREEMENT

THIS AGREEMENT by and between Bruce H. Geller ("Subscriber"), a citizen and resident of the State of Connecticut, and the DGHM Investment Trust ("Trust"), a statutory trust organized and existing under and by virtue of the laws of the State of Delaware.

In consideration of the mutual promises set forth herein, the parties agree as follows:

   1. The Trust agrees to sell to Subscriber and Subscriber hereby subscribes to purchase 5,500 shares ("Shares") of beneficial interest of the DGHM All-Cap Value Fund, a series of the Trust, with a par value of $0.001 per Share, at a price of ten dollars ($10.00) per each Share.

   2. Subscriber agrees to pay $55,000 for all such Shares at the time of their issuance, which shall occur upon call of the President of the Trust, at any time on or before the effective date of the Trust's Registration Statement filed by the Trust on Form N-1A with the Securities and Exchange Commission ("Registration Statement").

   3. Subscriber acknowledges that the Shares to be purchased hereunder have not been registered under the federal securities laws and that, therefore, the Trust is relying on certain exemptions from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. Subscriber also understand that any resale of the Shares, or any part thereof, may be subject to restrictions under the federal securities laws, and that Subscriber may be required to bear the economic risk of any investment in the Shares for an indefinite period of time.

   4. Subscriber represents and warrant that (i) he is acquiring the Shares solely for his own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that he has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof at any time in the near future and (ii) he is knowledgeable and experienced with respect to the financial, tax, and business ownership of the Shares and is capable of evaluating the risks and merits of purchasing the Shares and can bear the economic risk of an investment in the Shares for an indefinite period of time and can suffer the complete loss thereof.

         5. Subscriber agrees that he will not sell or dispose of the Shares or any part thereof, except to the Trust itself, unless the Registration Statement with respect to such Shares is then in effect under the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 4th day of October, 2006.


Subscriber                               DGHM Investment Trust


By:      /s/ Bruce H. Geller             By: /s/  Jeffrey C. Baker
         __________________________          _______________________________
         Bruce H. Geller                     Jeffrey C. Baker
                                             President